
BRUNDAGE - BONE
SAFETY - PEOPLE - RELIABILITY
BRUNDAGE - BONE
SAFETY - PEOPLE - RELIABILITY

CONCRETE PUMPING HOLDINGS

CAPITAL
Concrete Pumping

CPH to Acquire Capital Pumping, a Leading U.S. Concrete Pumping Provider

March 18, 2019

Disclaimer

Important Information

This presentation ("Investor Presentation") is not intended to form the basis of any investment decision. It is for informational purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any equity, debt or other financial instruments of Concrete Pumping Holdings, Inc. (the "Company") or any of the Company's affiliates. Any reproduction or distribution of this presentation, in whole or in part, or the disclosure of its contents, without the prior consent of the Company is prohibited. The information contained herein does not purport to be all-inclusive. The data contained herein is derived from various internal and external sources. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections or modeling or any other information contained herein. Any data on past performance or modeling contained herein is not an indication as to future performance. The Company assumes no obligation to update the information in this Investor Presentation. Certain information contained herein has been derived from sources prepared by third parties. While such information is believed to be reliable for the purposes used herein the Company makes no representation or warranty with respect to the accuracy of such information. Any and all trademarks and trade names referred to in this Investor Presentation are the property of their respective owners. No representation or warranty, express or implied, is or will be given by the Company or any of their respective affiliates, directors, officers, employees or advisers or any other person as to the accuracy or completeness of the information in this Investor Presentation or any other written, oral or other communications transmitted or otherwise made available to any party in the course of its evaluation of a possible investment in the Company, and no responsibility or liability whatsoever is accepted for the accuracy or sufficiency thereof or for any errors, omissions or misstatements, negligent or otherwise, relating thereto. The information contained in this presentation is preliminary in nature and is subject to change, and any such changes may be material. The Company disclaims any duty to update the information contained in this Investor Presentation.

Forward-Looking Statements

This Investor Presentation includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. The Company's actual results may differ from its expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as "expect," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believes," "predicts," "potential," "continue," and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside the Company's control and are difficult to predict. Factors that may cause such differences include, but are not limited to: the inability to obtain the requisite financing to complete the acquisition of Capital Pumping ("Capital"); the outcome of any legal proceedings that may be instituted against the Company; the inability to obtain or maintain the listing of the Company's shares of common stock on The Nasdaq Stock Market; the ability to recognize the anticipated benefits of the Capital acquisition, which may be affected by, among other things, competition, the ability of the Company to grow and manage growth profitably and retain its key employees; costs related to the business combination; changes in applicable laws or regulations; the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors; and other risks and uncertainties indicated from time to time in the Company's filings with the U.S. Securities and Exchange Commission. The Company cautions that the foregoing list of factors is not exclusive. The Company cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

Industry and Market Data

In this Investor Presentation, we rely on and refer to information and statistics regarding market participants in the sectors in which the Company competes and other industry data. We obtained this information and statistics from third-party sources, including reports by market research firms, and company filings.

Historical and Projected Financial Information

Annual financial information of the Company is based on its fiscal year end of October 31. Annual financial information of Capital is based on Capital's fiscal year end of December 31. This Investor Presentation contains financial forecasts, which were prepared in good faith by the Company on a basis believed to be reasonable. Such financial forecasts have not been prepared in conformity with generally accepted accounting principles ("GAAP"). The Company's independent auditors have not audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Investor Presentation, and accordingly, they have not expressed an opinion nor provided any other form of assurance with respect thereto for the purpose of this Investor Presentation. These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. Certain of the above-mentioned projected information has been provided for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Projections are inherently uncertain due to a number of factors outside of the Company's control. Accordingly, there can be no assurance that the prospective results are indicative of future performance of the Company or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this Investor Presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved.

Non-GAAP Financial Measures

This Investor Presentation includes non-GAAP financial measures, including Adjusted EBITDA of the Company and Capital. The Company defines Adjusted EBITDA as net income (loss) plus interest expense, income taxes, depreciation and amortization, as further adjusted to eliminate the impact of other non-cash or non-core operating expenses. These measures should not be used as substitutes for their most comparable measures calculated in accordance with GAAP. See Reconciliation of Non-GAAP Measures on Slides 23 and 24. The Company believes that this non-GAAP measure provides useful information to management and investors regarding certain financial and business trends relating to the Company's and Capital's financial condition and results of operations. The Company's and Capital's management uses Adjusted EBITDA to compare performance to that of prior periods for trend analyses and for budgeting and planning purposes.

A reconciliation of non-GAAP forward looking information to their corresponding GAAP measures for the Company has not been provided due to the lack of predictability regarding the various reconciling items such as provision for income taxes and depreciation and amortization, which are expected to have a material impact on these measures and cannot be reasonably predicted without unreasonable efforts. You should not rely on any single financial measure to evaluate Capital's business. Other companies may calculate Adjusted EBITDA differently, and therefore it may not be directly comparable to similarly titled measures of other companies.

Introduction to CPH Senior Management



Bruce Young
Chief Executive Officer

- CEO of CPH: 2008 – Present
- CEO of Eco-Pan: 1999 – Present
- Manager of Brundage-Bone concrete pumping operations: 2001 – 2008
- 38 years of industry experience



Iain Humphries
Chief Financial Officer

- CFO of CPH: 2016 – Present
- CFO of Wood Group PSN Americas (LSE:WG): 2013 – 2016
- 20 years of international financial and managerial experience
- Chartered Accountant of the Institute of Chartered Accountants of Scotland

Proven Management with a Significant Ownership Stake (~13% of the Company)[i]

(i) Assumes conversion and full dilution of the Zero-Dividend Convertible Perpetual Preferred Stock PIPE and all outstanding "in-the-money" options that were issued on the Nasdaq Listing date (December 6th, 2018) to certain members of CPH Management and Former CPH Employee Shareholders, based on Treasury Stock method and an assumed $9.59 stock price (30-day VWAP as of March 15, 2019). Ownership percentage does not include the impact of the Capital transaction.

CPH's Proven M&A Platform

M&A Playbook

- **Acquirer of Choice:** Completed 45+ acquisitions since 1983 (avg. pre-synergy Adjusted EBITDA multiples <4.5x)
- **Benefits of Scale:** Track record of increasing Adjusted EBITDA margins of target within first few years through utilization increases, price optimization and cost synergies
- **Clear Acquisition Criteria:** Strong management, good employee and customer relationships, well maintained fleet and meaningful potential for synergies
- **Attractive Tax Benefits Available:** Transactions typically structured for 100% cost expensing for tax purposes
- **Strong Acquisition Pipeline:** ~$100 million of additional Adjusted EBITDA identified

Acquisitions since 2015

Company Name	Locations	Purchase Price (millions)	Est. Acquisition Adjusted EBITDA Multiple(i)
Solid Rock	TX	$1.1	2.6x
Dyna Pump	TX	$0.3	1.6x
Action	SC, TN, AL	$5.6	7.3x
AJ / Kenyon	SC	$1.7	2.1x
Oxford	U.K.	£45.5	4.4x
Reilly	U.K.	£10.2	4.0x
O'Brien	CO	$21.0	4.0x
Capital (pending)	TX	$129.2	5.7x

Note: Figures above are indicative of historical acquisition results. There can be no assurances that future acquisitions will occur or perform in line with historical achievements.
(i) Estimated acquisition Adjusted EBITDA multiples are before synergies.

Transaction Highlights

CPH acquiring Capital Pumping ("Capital"), a leading U.S. concrete pumping provider, with FY 2018 revenue of $49 million and Capital Adjusted EBITDA of $23 million(i)

Strategic Overview

- Transformational transaction consistent with CPH's acquisition strategy
  - Increases efficiencies of scale in Texas, which is highly fragmented
  - Strategically expands CPH's presence in high-growth Texas region
  - Adds highly complementary and youngest fleet of scale in the industry
  - Compelling EBITDA, tax, capex and real estate synergies
- Leverages CPH's core competency in M&A integration
- Capital shares CPH's core values of safety, people and reliability

Financial Overview

- $129.2 million cash purchase price, funded with proceeds from the expected issuance and sale of equity or equity-linked offering, and the issuance of additional term loan debt by CPH to occur prior to or concurrently with the closing of the acquisition
  - Purchase multiple of 5.7x FY 2018 Capital Adjusted EBITDA(i), 3.6x including the benefit of EBITDA, tax, capex and real estate synergies
  - ~$4.9 million of identified annual EBITDA synergies(ii)
  - ~$18.6 million NPV of identified tax benefits
  - ~$9.0 million NPV of identified capex synergies(ii)
  - ~$1.2 million NPV of identified real estate synergies(ii)
- Expected net leverage of ≤3.5x by year end FY 2019 with a strong path to further deleveraging
- Acquisition expected to close by the end of calendar Q2 2019
- CPH intends to commence an offer to exchange its common stock for its outstanding warrants, which is intended to be completed prior to or concurrently with the closing of the acquisition

(i) Capital Adjusted EBITDA is a non-GAAP financial measure. Refer to Slides 23 and 24 for a reconciliation of Adjusted EBITDA to net income.
(ii) Majority of total cash flow synergies expected to be realized within 24 months.

Overview of Capital Pumping

Capital Pumping Overview

- Capital Pumping is a leading provider of concrete pumping services to the Texas commercial and residential construction sectors
- Product offering includes boom pumps, trailer pumps and placing booms
- Capital operates the youngest fleet of scale in the industry with a weighted average asset life of 2.9 years[ii]
- Founded in 1971 and currently family-owned

A Leading Texas Operator



Austin Headquarters

12
Branches across Texas

Attractive Financial Profile



($ in millions)
$44.5
$45.7
$49.2
49.0%
45.3%
46.3%
2016
2017
2018
Revenue
Capital Adjusted EBITDA Margin(i)

$22.8 million
FY 2018 Capital Adjusted EBITDA[i]

~25%[iii] revenue growth y-o-y
Strong January 2019 revenue momentum

Young, Diversified Fleet



Boom Length (m)
Up to 32m
42
33m to 43m
59
44m to 51m
17
52m+
16
Others
10

2.9 Year Average Age[ii]

~$40 million
Fair market value of Assets

Note: Capital's fiscal year ends December 31st.
(i) Capital Adjusted EBITDA is a non-GAAP financial measure. Refer to Slides 23 and 24 for a reconciliation of Adjusted EBITDA to net income.
(ii) Based on Capital's boom pump fleet register as of August 2018.
(iii) January revenue for Capital were $4.5 million and $3.6 million in 2019 and 2018, respectively. These figures represent management accounts and are unaudited.

Attractive Transaction Economics

($ in millions)

Purchase Multiple (EV / FY 2018A Capital Adjusted EBITDA(i))



5.7x
3.6x
Capital Standalone
Capital Pro Forma (ii)

Purchase Price



$129.2
$18.6
$9.0
$1.2
$100.4
Purchase Price
NPV of Tax Benefits
NPV of Capex Benefits
NPV of Real Estate Benefits
Pro Forma Purchase Price

FY 2018A Capital Adjusted EBITDA(i)



$22.8
$4.9
$27.7
Capital Standalone
EBITDA Synergies
Capital Pro Forma

(i) Capital Adjusted EBITDA is a non-GAAP financial measure. Refer to Slides 23 and 24 for a reconciliation of Adjusted EBITDA to net income.

(ii) Pro forma purchase price deducting Net Present Value ("NPV") of identified tax benefits, capex benefits, and real estate benefits, divided by Capital's FY 2018 Adjusted EBITDA plus identified run-rate transaction EBITDA synergies, expected to be realized within 24 months.

Illustrative Transaction Sources and Uses

($ in millions)

Sources	
New Equity Securities	$95
Incremental Term Loan B(i)	40
Total Sources	**$135**

Uses	
Transaction Purchase Price	$129
Transaction Fees & Expenses	6
Total Uses	**$135**

Note: The financing structure is presented for illustrative purposes only. The actual terms of the transaction, including but not limited to the aggregate amount of equity or equity-linked securities to be issued, the terms of any equity or equity-linked securities that may be issued and the amounts (if any) to be drawn under the existing Term Loan, will be determined by CPH based on market conditions.

(i) CPH plans to raise debt through its existing Term Loan's incremental availability basket. For further details on CPH's existing Term Loan, please refer to Slide 22.

Transaction Structure and Cash Flow Generation Supports Deleveraging

Enhanced Leverage Profile

Net Debt / Adjusted EBITDA



4.4x
≤ 3.5x
≤ 2.5x
NASDAQ Listing Date (December 6th, 2018)
Pro Forma Projected FY 2019(i)
Target Leverage (Medium Term)

- Proposed transaction is expected to significantly deleverage CPH
- Combined company will generate significant synergies and cash flow, allowing rapid further deleveraging

(i) Pro forma for the Capital acquisition.

Increased Scale in Highly Fragmented Industry



U.S. Concrete Pumping Industry
(Percent of Concrete Pumping Spend)
Combined company has ~13% share
BRUNDAGE-BONE CONCRETE PUMPING
CAPITAL
Concrete Pumping
10%
3%
19%
68%
Next Top 3-20
~$1.75bn industry size
Others

Capital Acquisition Furthers CPH's Ability to Better Serve Customers

- Most competitors serve only local areas and lack breadth of equipment (typical fleet of ~5-10 pumps)
- Few regional competitors serving more than two states
- Consistent with CPH's strategy:
  - Ability to attract and retain talent and execute on the industry's most complex concrete placement projects
  - Highly scalable corporate center and management information systems making it easy to acquire and integrate other companies
  - Easy to transfer fleet opportunistically to areas of higher or increasing customer demand to optimize fleet's utilization given scale

Note: "U.S. Concrete Pumping - Brundage Bone" position based on FY 2018 Revenue Pro Forma for Acquisitions. Capital position based on FY 2018 Revenue.

Scale Provides Advantages

Purchasing

- Meaningful discount on OEM capex purchases and parts
- Meaningful discount on fuel purchases by buying wholesale
- Able to negotiate discount on insurance with a more robust Health, Safety and Environmental program

Breadth of Services

- Can bid on larger, more complex jobs that typically require a broader mix of equipment
- CPH maintains fleet diversity across multiple boom lengths, including booms of up to 65 meters

Fleet Availability

- Ability to move assets to strongest areas based on customer demand
- Maximized uptime and extended useful life through dedicated, high quality onsite maintenance
- Able to match the appropriate size pump to the customer's requirements driving enhanced utilization

Trained Operators

- Strive to be the "employer of choice" in the industry
- Established training program and opportunities for career advancement
- Leading safety programs and track record

Compelling Combined Fleet Profile

	Concrete Pumping Holdings[i]	Capital Concrete Pumping	Concrete Pumping Holdings + Capital Concrete Pumping	Comments
Branches	122	12	128[ii]	• Opportunity to benefit from more efficient use of consolidated footprint • Branch scale efficiencies
Fleet Size	945	144	1,089	• Significant scale allows fleet optimization / higher utilization, and capital, parts and fuel procurement benefits
Fleet Mix *(length of boom)*				• Unmatched breadth of combined fleet provides a unique opportunity to bid on larger, more complex projects
Up to 32m	208	42	250	
33m to 43m	251	59	310	
44m to 51m	85	17	102	
52m+	76	16	92	
Others	325	10	335	
Fleet Age	9.1	2.9[iii]	8.3	• Younger combined fleet require lower capex spend and repair & maintenance

Combined footprint, fleet, and talent will benefit customers at attractive returns for shareholders

(i) As of October 2018.
(ii) Six branches are expected to be merged post acquisition closing.
(iii) Based on Capital's boom pump fleet register as of August 2018.

Overview of Transaction Synergies

($ in millions)

Identified Run-Rate EBITDA Synergies



$4.9
$0.6
$1.3
$2.9
Fleet Procurement Savings
• Fuel
• Parts
Corporate Overhead Savings
• HQ consolidation
• Branch mergers
• Insurance
• Other SG&A
Operational Efficiencies
• Fleet redeployment
• Joint sales & marketing coordination
• Eco-Pan expansion
Identified Annual EBITDA Synergies

Run-rate annualized EBITDA synergies expected to be achieved within 24 months

Identified Free Cash Flow Benefits (NPV)



$28.8
$1.2
$9.0
$18.6
Real Estate Benefits
• Sale of excess owned properties
Capex Benefits
• Fleet redeployment benefits
• Scale procurement benefits
Tax Benefits
• 100% cost expensing for tax purposes
Identified Free Cash Flow Benefits

Majority of identified free cash flow benefits expected within 24 months

Note: Figures may not sum due to rounding.

Attractive Combined Financial Profile

($ in millions)

	CONCRETE PUMPING HOLDINGS FY 2018	CAPITAL Concrete Pumping FY 2018	CONCRETE PUMPING HOLDINGS + CAPITAL Concrete Pumping
Adjusted Revenue	$251[i]	$49	**$307[ii]**
Adjusted EBITDA	83[iii]	23[iii]	**111[iv]**
Adjusted EBITDA Margin (%)	33%	46%	**36%**
Capex	28	9	**28[v]**
Adjusted EBITDA Less Capex	55	14	**83**
Adjusted EBITDA Less Capex (as a % of Revenue)	22%	28%	**27%**

Note: Combined financials do not represent a CPH forecast but rather represent a pro forma illustration of the combined company's potential financial performance. CPH and Capital have fiscal year ends of October 31 and December 31, respectively.

(i) Pro Forma for acquisitions and constant currency adjustments. Adjusted Revenue for CPH is a non-GAAP financial measure that is calculated by adding the following items to CPH's FY 2018 GAAP revenue of $243.2 million: (i) $7.0 million of pre-acquisition revenue from the acquisition of O'Brien in April 2018; and (ii) $1.1 million of constant currency adjustment based on a GBP to USD exchange ratio of 1.370.
(ii) Represents CPH's FY 2018 Revenue plus Capital's FY 2018 Revenue plus identified run-rate transaction Revenue synergies of $6.3 million.
(iii) Adjusted EBITDA is a non-GAAP financial measure. Refer to Slides 23 and 24 for a reconciliation of Adjusted EBITDA to net income.
(iv) Represents CPH's FY 2018 Adjusted EBITDA plus Capital's FY 2018 Adjusted EBITDA plus identified run-rate transaction EBITDA synergies of $4.9 million, expected to be realized within 24 months. Adjusted EBITDA is a non-GAAP financial measure.
(v) Represents CPH's FY 2018 Capex plus Capital's FY 2018 Capex less NPV of identified transaction Capex synergies of $9.0 million.

Combined Platform with Significant Scale and Diversity

Diversity Provides Resiliency

Geographic Diversity[(i)]...



US
UK
17%
83%

... Even within the US[(ii)]



South
West
Central
Southeast
Mountain
13%
37%
14%
17%
19%

End Market[(ii)]



Commercial
Residential
Infrastructure
14%
31%
55%

Service Line[(i)]



Concrete Pumping
Environmental Services
10%
90%

(i) Analysis is based on CPH's FY 2018 Revenue Pro Forma for Acquisitions (see note (i) on Slide 14 for how this is calculated) and Capital's FY 2018 Revenue.
(ii) Analysis is based on CPH's U.S. Concrete Pumping segment FY 2018 Revenue (excluding the pre-acquisition results of O'Brien, which was acquired in April 2018) and Capital's FY 2018 Revenue.

Complementary Texas Footprint


Lubbock
Dallas
Austin
Houston
San Antonio
Major Markets

- 16 branches (Brundage-Bone Concrete Pumping)
- 3 branches (Eco-Pan)
- ★ Austin HQ
- 12 branches (Capital Concrete Pumping)

- Consolidated network of 25 branches(i)

Opportunity to merge overlapping branch footprint post transaction

(i) Assumes six branches will be merged post acquisition closing.

Increased Exposure to Highly Attractive Texas Region

2019 Non-Residential Construction Forecast by State[i]


WA
OR
ID
MT
WY
ND
SD
NE
MN
IA
WI
MI
NV
UT
CO
KS
MO
IL
IN
OH
PA
NY
ME
CA
AZ
NM
OK
AR
TN
KY
WV
VA
NC
SC
GA
AL
MS
LA
TX
FL
Strong >7%
Stable 0 to 2.9%
Healthy 3 to 6.9%
Declining <0%

Texas Housing Starts (000s)[ii]


CAGR 2017–21P: 9.2%
200
150
100
50
0
124
82
67
70
66
81
90
102
108
110
117
132
140
154
166
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018P
2019P
2020P
2021P

Population Growth in Southern Metropolitan Areas[iii]

	2017	2018
Atlanta, GA	4%	6%
Austin, TX	2%	7%
Birmingham, AL	(10%)	13%
Charleston, SC	(12%)	4%
Charlotte, NC	5%	4%
Dallas, TX	2%	10%
Houston, TX	1%	14%
Jacksonville, FL	3%	4%
Miami, FL	18%	0%
Nashville, TN	(4%)	(5%)
New Orleans, LA	38%	(14%)
Oklahoma City, OK	(3%)	17%
Orlando, FL	7%	(5%)
Raleigh, NC	(10%)	5%
San Antonio, TX	10%	13%
Tampa, FL	(4%)	9%
Tulsa, OK	10%	12%

>7% Growth in 2018   City Located in TX

Texas Non-Residential Construction ($bn)[i]


100
80
60
40
20
0
CAGR 2017–21P: 5.4%
55
60
65
67
65
70
75
78
81
2013
2014
2015
2016
2017
2018P
2019P
2020P
2021P

Texas Major Metro Housing Starts[iv]


200
175
150
125
100
75
50
25
(Index Q1 2004=100)
16.8%
3.2%
4.6%
4.0%
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
Austin
Dallas
Houston
San Antonio

Texas Employment Gains Through 2020 (%)[v]


2020 U.S. Employment Growth Rate of 1.2%(vi)
Austin-Round Rock 2.49
Dallas-Plano-Irving 2.30
McAllen-Edinburg-Mission 2.25
Houston-The Woodlands-Sugar Land 2.22
Tyler 2.20
Brownsville-Harlingen 2.10
Fort Worth-Arlington 2.10
San Antonio-New Braunfels 2.07
Laredo 2.04
Abilene 2.00
0
1
2
3

Sources:
(i) IHS State Construction Forecast.
(ii) Global Insight.
(iii) Oldcastle Business Intelligence - 2018 North American Construction Forecast Report.
(iv) Texas A&M Real Estate Center - November 2018 Texas Housing Insight Report.
(v) The Perryman Group.
(vi) Represents the annual growth in employment from 2017-2020 sourced from OECD.

Attractive Financial Profile & Valuation Versus Peers

EV / FY 2018A Adjusted EBITDA

Discount vs. Specialty Rental Peers (%): ~(30%)
Discount vs. Specialty Waste Peers (%): ~(41%)



7.5x
10.6x
12.6x
CONCRETE PUMPING HOLDINGS (i)
Average of Specialty Rental Peers (iii)
Average of Specialty Waste Peers (iv)

EV / (FY 2018A Adjusted EBITDA – Capex)

Discount vs. Specialty Rental Peers (%): ~(42%)
Discount vs. Specialty Waste Peers (%): ~(48%)



9.9x
17.1x
19.2x
CONCRETE PUMPING HOLDINGS (ii)
Average of Specialty Rental Peers (iii)
Average of Specialty Waste Peers (iv)

2018A Adjusted EBITDA Margin

Premium vs. Specialty Rental Peers (bps): ~700 bps
Premium vs. Specialty Waste Peers (bps): ~1,400 bps



36%
~29%
~22%
CONCRETE PUMPING HOLDINGS (v)
Average of Specialty Rental Peers (iii)
Average of Specialty Waste Peers (iv)

Note: CPH's equity value calculated as ("Outstanding Shares Pro Forma for Capital Transaction" of 38.8 million plus "Shares Underlying Convertible Securities" of 4.8 million) multiplied by an illustrative 30-day VWAP of $9.59 price per share (see Slide 21 for a reconciliation of the share count). CPH's enterprise value calculated as equity value plus net debt of $410 million, which represents CPH's net debt balance as of January 31, 2019 plus the incremental $40 million Term Loan proposed to fund the Capital transaction. Public market data as of March 15, 2019. Comparable company figures are adjusted for fiscal year ending in October.

(i) Calculated as CPH's enterprise value divided by the combined company's Adjusted EBITDA (including identified run-rate transaction EBITDA synergies of $4.9 million).

(ii) Calculated as CPH's enterprise value divided by the combined company's Adjusted EBITDA (including identified run-rate transaction EBITDA synergies of $4.9 million) less the combined company's Capex (including NPV of identified transaction Capex synergies of $9.0 million).

(iii) Specialty Rental peers include Mobile Mini, WillScot, AMERCO, Civeo, and McGrath.

(iv) Specialty Waste peers include Ecolab, U.S. Ecology, Waste Management, Covanta, Clean Harbors and Stericycle.

(v) Calculated as combined company's Adjusted EBITDA (including identified run-rate transaction EBITDA synergies of $4.9 million) divided by the combined company's Revenue (including identified run-rate transaction revenue synergies of $6.3 million).



Concrete Pumping Holdings, Inc.

Appendix

Large, Growing Market Supported by Compelling Tailwinds

1 U.S. Concrete Production

(Millions of cubic yards)



396 406 390 404 431 458 457 415 352 259 257 266 290 300 325 336 351 351
'00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17



CONSTRUCTION
WORKERS
NEEDED

Concrete production is ~23% below prior peak.
Industry labor constraints extending recovery.

2 Extended Construction Cycle



Early
Mid
Late
Previous Position in Cycle
New Position in Cycle

Tax reform, regulatory relief and increased infrastructure spending extending the cycle.

3 Concrete Pumping Gaining Share

(% of total U.S. concrete placement that is pumped)



~20%
~34%
2000
2018

Pumping is taking share due to compelling customer value proposition.

4 U.S. Pumped Concrete Demand



CAGR: ~7%
~$1.75 billion
~$2.30 billion
2017
2021

Pumping market expected to see strong pricing and volume growth.

Illustrative Shares and Other Equivalents Outstanding

	Common Stock	Other Shares and Equivalents Outstanding		Total Potential Outstanding Stock (Fully Diluted)
	Outstanding Shares Pro Forma for Capital Transaction	Shares Underlying Convertible Securities[iii, iv]	Shares Underlying Outstanding Warrants[v]	
Shares By Type				
Peninsula Pacific[i]	11,005,275	-	-	11,005,275
Nuveen[i]	-	2,450,980	-	2,450,980
Other Public Shares	12,497,246[ii]	-	-	12,497,246
Shares Underlying Public Warrants	-	-	23,000,000	23,000,000
Total Unrestricted Shares (Public Shares)	**23,502,521**	**2,450,980**	**23,000,000**	**48,953,501**
CPH Management & Employees (Current and Former)	2,942,048	2,354,507	-	5,296,555
Argand Partners	12,187,638	-	10,822,500	23,010,138
Non-Executive Directors[vi]	143,750	-	277,500	421,250
Total Restricted Shares	**15,273,436**	**2,354,507**	**11,100,000**	**28,727,943**
Fully Diluted Total Outstanding Shares	38,775,957	4,805,487	34,100,000	77,681,444
Cumulative Fully Diluted Total Outstanding Shares[vii]	**38,775,957**	**43,581,444**	**77,681,444**	**77,681,444**

CPH intends to commence an offer to exchange its common stock for its outstanding warrants, which is intended to be completed prior to or concurrently with the closing of the acquisition

(i) Assumes transaction closes 180 days after December 6th, 2018 and the lock-up for Peninsula Pacific and Nuveen has expired.

(ii) Pro forma for the Capital Transaction assuming a $95 million equity offering at an illustrative $9.59/share, which is the 30-day VWAP as of March 15, 2019.

(iii) Nuveen may elect to convert its Preferred Stock into shares of Common Stock at a 1:1 ratio at any time 180 days after December 6th, 2018. The total number of shares of Common Stock into which the Preferred Stock will be converted will be 2,450,980 shares of Common Stock (subject to anti-dilution protection rights afforded to the holder of the Preferred Stock).

(iv) CPH Management & Employees (Current and Former) hold i) 2,459,406 "in the money" options with a strike price of $0.87 (which results in a further 2,236,259 shares of Restricted Common Stock assuming a conversion stock price of $9.59/share based on the Treasury Stock Method), and ii) 324,073 "in the money" options with a strike price of $6.09 (which results in a further 118,248 shares of Restricted Common Stock assuming a conversion stock price of $9.59/share based on the Treasury Stock Method). $9.59 is the 30-day VWAP as of March 15, 2019.

(v) Each warrant is currently exercisable for one share of Common Stock at an exercise price of $11.50/share. The warrants held by Argand Partners and Non-Executive Directors can be exercised on a cashless basis, but are assumed to be exercised for cash in this analysis. The Company may redeem the outstanding warrants at a price of $0.01 per warrant if the last sale price of the Common Stock equals or exceeds $18.00/share for 20 out of 30 trading days.

(vi) Non-Executive Directors includes 57,500 shares of Common Stock and 111,000 warrants held by Tom Armstrong and Gerry Rooney who were directors of Industrea Acquisition Corp., but are not on the board of the Company.

(vii) Cumulative Fully Diluted Total Outstanding Shares in the "Other Shares and Equivalents Outstanding" columns represent the cumulative amount of outstanding shares of Common Stock if each of the potential events in items iii, iv, and v above were to occur in the order presented.

CPH Credit Facilities Summary

Credit Facilities	- $357 million Term Loan Facility(i) - $60 million ABL Revolver(ii)
Interest Rate	- Term Loan Facility: Libor + 600bps - ABL Revolver: Libor + 175-225bps based on leverage levels
Tenor	- Term Loan Facility: 7 Years (December 6th, 2025) - ABL Revolver: 5 Years (December 6th, 2023)
Term Loan Amortization	- 1.25% per quarter, bullet at maturity
Term Loan Call Protection	- 101 Soft Call for 12 Months (December 6th, 2019)
Incremental	- Term Loan Facility: Greater of $40 million and 0.5x EBITDA free and clear, plus unlimited at 3.5x net first lien leverage - ABL Revolver: Up to $30 million
Financial Covenants	- Term Loan Facility: None - ABL Revolver: Springing 1:1 Fixed Charge Coverage Ratio if at any time total Excess Availability is less than the greater of (i) 10% of the Line Cap, (ii) $5 million, and (iii) 12.5% of the U.K. Borrowing Base

(i) Pro forma for the Capital transaction, CPH's Term Loan facility will increase by $40 million from its initial level of $357 million to $397 million.
(ii) The ABL and cash balances were approximately $17.3 million and $4.8 million as of January 31, 2019, respectively.

Reconciliation of Capital Net Income to Capital Adjusted EBITDA

($000s)	Fiscal Year Ending December 31, 2016	2017	2018
Net Income	**$13,551**	**$11,677**	**$14,247**
Interest Expense	769	721	628
Interest Income	(34)	(20)	(39)
Misc. Income	-	-	(27)
D&A	8,434	9,548	10,943
Reported EBITDA	**$22,720**	**$21,927**	**$25,752**
Adjustment for Normalized Level of Gain on Sale	(1,161)	(1,744)	(2,794)
Normalized Repairs and Maintenance Expense	(52)	299	(265)
Bad Debt Expense Reversal	-	-	(77)
Owner Compensation[(i)]	90	67	68
Accounting Fees	(34)	(25)	(63)
Other Adjustments[(ii)]	272	193	162
Capital Adjusted EBITDA	**$21,835**	**$20,718**	**$22,783**

(i) Current Owner of Capital will not remain with the Company post-transaction. Existing management team will continue to run Capital post-transaction.
(ii) Other Adjustments include rent expense related to the Austin office (which will not be included in the transaction), removal of taxes from G&A, and other non-recurring or one-off items.

Reconciliation of CPH Net Income to Adjusted EBITDA

($000s)		FY2015		FY2016		FY2017		FY2018
		Years Ended October 31,						
Revenue Pro Forma for Acquisitions								
Revenue, reported	$	147,361	$	172,426	$	211,211	$	243,223
U.K. Concrete Pumping - Camfaud revenue (pre-acquisition)		45,685		50,530		8,357		-
O'Brien revenue (pre-acquisition)		11,182		13,563		13,796		6,990
Revenue Pro Forma for Acquisitions		204,228		236,519		233,364		250,213
Constant currency adjustment (i)		(5,000)		(814)		3,277		1,110
Adjusted Revenue Pro Forma for Acquisitions	$	199,228	$	235,705	$	236,641	$	251,323
Net income, reported	$	3,509	$	6,234	$	913	$	28,382
U.K. Concrete Pumping - Camfaud net income (pre-acquisition)		10,057		11,341		404		-
O'Brien net income (pre-acquisition)		3,702		4,799		4,909		267
Net Income Pro Forma for Acquisitions		17,268		22,374		6,226		28,649
Interest expense, reported	$	20,492	$	19,516	$	22,748	$	21,425
U.K. Concrete Pumping - Camfaud interest expense (pre-acquisition)		575		565		588		-
O'Brien interest expense (pre-acquisition)		38		-		-		-
Interest Expense Pro Forma for Acquisitions		21,105		20,081		23,336		21,425
Income tax expense / (benefit), reported	$	2,020	$	4,454	$	3,757	$	(9,784)
U.K. Concrete Pumping - Camfaud income tax expense (pre-acquisition)		-		141		87		-
O'Brien income tax expense (pre-acquisition)		-		-		-		-
Income Tax Expense Pro Forma for Acquisitions		2,020		4,595		3,844		(9,784)
Depreciation and amortization, reported	$	20,603	$	22,310	$	27,154	$	25,623
U.K. Concrete Pumping - Camfaud depreciation and amortization (pre-acquisition)		3,607		3,984		1,025		-
O'Brien depreciation and amortization (pre-acquisition)		-		-		93		43
Depreciation and Amortization Pro Forma for Acquisitions		24,210		26,294		28,272		25,666
EBITDA Pro Forma for Acquisitions		64,604		73,344		61,678		65,956
EBITDA adjustments:								
Debt refinancing costs	$	964	$	691	$	5,401	$	-
Acquisition costs		290		3,644		4,343		7,590
One-time employee costs (ii)		-		29		997		-
Other adjustments (iii)		2,461		4,761		4,964		9,190
Constant currency adjustment (i)		(1,626)		(247)		1,031		652
Adjusted EBITDA Pro Forma for Acquisitions	$	66,692	$	82,222	$	78,414	$	83,388
Capex Pro Forma for Acquisitions								
Maintenance Capex		12,438		19,311		12,747		20,644
Growth Capex		17,283		11,323		10,484		7,325
Pro Forma Total Capex		29,721		30,634		23,231		27,969

Note: CPH's U.K. segment (Camfaud) was acquired in November 2016 and is consolidated in the fiscal year 2018 and 2017 financial statements. Financial results of Camfaud are captured separately prior to this date and are labeled as "pre-acquisition," and are consolidated within CPH's "reported" financials for periods after November 2016. O'Brien was acquired in April 2018 and its financial results are included as "pre-acquisition" financials for 2018, 2017, 2016 and 2015.
(i) Constant currency based on a GBP to USD exchange rate of 1.370.
(ii) One-time employee costs include severance, relocation, hiring and recruiting expenses.
(iii) Other adjustments include management & board fees, transaction-related and other non-ordinary course legal fees, stock option expense, start-up costs, and other transaction-oriented, project-oriented, normalizing and non-operating income/expense items.